EXHIBIT 99.3
PRO FORMA FINANCIAL INFORMATION

TPT GLOBAL TECH, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
March 31, 2019

ASSETS

	TPT Global Tech	SpeedConnect	Combined Before Pro Forma Adjustments	Pro Forma Adjustments	TPT Global Tech Pro Forma
CURRENT ASSETS
Cash and cash equivalents	$510,970	$2,882,751	$3,393,721	$(2,532,751)(a)	$860,970
Accounts receivable, net	71,245	—	71,245	—	71,245
Prepaid expenses and other current assets	1,767	122,388	124,155	—	124,155
Total current assets	$583,982	$3,005,139	$3,589,121	$(2,532,751)	$1,056,370
NON-CURRENT ASSETS
Property and equipment, net	$2,975,235	$1,980,873	$4,956,108	$(41,873)(a)	$4,914,235
Right of use assets	—	5,240,313	5,240,313	—	5,240,313
Intangible assets, net	6,465,580	76,956	6,542,536	323,044(a)	6,865,580
Goodwill	924,361	220,419	1,144,780	(220,419)(a)	987,361
				63,000(a)
Deposits and other assets	66,996	13,190	80,186	—	80,186
Total non-current assets	$10,432,172	$7,531,751	$17,963,923	$123,752	$18,087,675

TOTAL ASSETS	$11,016,154	$10,536,890	$21,553,044	$(2,408,999)	$19,144,045

LIABILITIES AND STOCKHOLDERS’ DEFICIT

CURRENT LIABILITIES
Accounts payable and accrued expenses	$5,401,935	$551,129	$5,953,064	$79,276(a)	$6,032,340
Deferred revenue	32,043	227,429	259,472	—	259,472
Customer deposits	338,725	41,549	380,274	—	380,274
Business loans, advances and agreements	766,936	—	766,936	—	766,936
Current portion of convertible notes payable, net of discount	41,336	—	41,336	1,750,000(b)	1,791,336
Notes payable - related parties, net of discount	9,296,492	—	9,296,492	—	9,296,492
Current portion of convertible notes payable - related parties, net of discounts	192,938	—	192,938	—	192,938
Derivative liabilities	2,208,416	—	2,208,416	—	2,208,416
Current portion of operating lease liabilities	—	1,800,332	1,800,332	—	1,800,332
Financing lease liabilities	137,890	—	137,890	—	137,890
Financing lease liabilities - related party	605,508	—	605,508	—	605,508
Total current liabilities	$19,022,219	$2,620,439	$21,642,658	$1,829,276	$23,471,934
NON-CURRENT LIABILITIES
Convertible note payable, net of current portion and discounts	$5,000	$—	$5,000	$—	$5,000
Convertible notes payable - related parties, net of current portion and discounts	722,500	—	722,500	—	722,500
Operating lease liabilities, net of current portion	—	3,678,176	3,678,176	—	3,678,176
Total non-current liabilities	727,500	3,678,176	4,405,676	—	4,405,676
Total liabilities	$19,749,719	$6,298,615	$26,048,334	$1,829,276	$27,877,610

Total Stockholders’ deficit	(8,733,565)	4,238,275	(4,495,290)	(4,238,275)(c)	(8,733,565)
TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$11,016,154	$10,536,890	$21,553,044	$(2,408,999)	$19,144,045

See accompanying notes to unaudited pro forma condensed combined financial information

TPT GLOBAL TECH, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2018

	TPT Global Tech	SpeedConnect	Combined Before Pro Forma Adjustments	Pro Forma Adjustments		TPT Global Tech Pro Forma

REVENUES	$937,069	$17,324,555	$18,261,624	$—		$18,261,624
COSTS OF SALES	$1,749,034	$9,302,762	$11,051,796	$—		$11,051,796
Gross profit (loss)	$(811,965)	$8,021,793	$7,209,828	$—		$7,209,828
EXPENSES:
Sales and marketing	$58,712	$317,805	$376,517	$—		$376,517
Professional	1,695,053	2,980,483	4,675,536	(2,952,983)	(a)(b)	2,152,553
				430,000	(c)
Payroll and related	802,142	5,999,428	6,801,570	(4,581,301)	(a)	2,220,269
General and administrative	802,772	1,920,564	2,723,336			2,723,336
Depreciation	213,823	454,664	668,487	(454,664)	(d)	601,627
				387,804	(e)
Amortization	760,350	9,489	769,839	(9,489)	(f)	810,354
				50,004	(g)
Total expenses	$4,332,852	$11,682,433	$16,015,285	$(7,130,629)		$8,884,656

Operating loss	$(5,144,817)	$(3,660,640)	$(8,805,457)	$(7,130,629)		$(1,674,828)

OTHER INCOME (EXPENSE)
Gain on sale of assets	—	44,661,863	44,661,863	(44,661,863)	(i)	---
Loss on impairment of assets	—	(676,739	(676,739)	676,739	(i)	---
Other	—	(4,166	(4,166)	4,166	(i)	---
Interest expense	(232,672)	(2,542,405)	(2,775,077)	(2,542,405)	(h)	(232,672)

Total other income (expense)	$(232,672)	$41,438,553	$41,205,881	$(41,438,553)		$(232,672)

Net income (loss) before income taxes	(5,377,489)	37,777,913	32,400,424	(34,307,924)		(1,907,500)

Income taxes	—	—	—	—		---

NET INCOME (LOSS)	$(5,377,489)	$37,777,913	$32,400,424	$34,307,924		$(1,907,500)

Loss per common share: Basic and diluted	$(0.04)	—	—	—		$(0.01)

Weighted average number of common shares outstanding: Basic and diluted	136,953,904	—	—	—		136,953,904

See accompanying notes to unaudited pro forma condensed combined financial information

TPT GLOBAL TECH, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2019

	TPT Global Tech	SpeedConnect	Combined Before Pro Forma Adjustments	Pro Forma Adjustments	TPT Global Tech Pro Forma
REVENUES	$161,476	$3,457,803	$3,619,279	$—	$3,619,279
COSTS OF SALES	$262,368	$2,185,867	$2,448,235	$—	$2,448,235
Gross profit (loss)	$(100,892)	$1,271,936	$1,171,044	$—	$1,171,044
EXPENSES:
Sales and marketing	$—	$25,726	$25,726	$---	$25,726
Professional	512,540	365,166	877,706	(365,166)(a)	620,040
				107,500(b)
Payroll and related	197,541	435,627	633,168	—	633,168
General and administrative	222,011	99,765	321,776	---	321,776
Depreciation	71,707	101,852	173,559	(101,852)(c)	168,658
				96,951(d)
Amortization	206,002	240,571	446,573	(240,571)(e)	218,503
				12,501(f)
Total expenses	$1,209,801	$1,268,707	2,478,508	$(490,637)	$1,987,871

Operating income (loss)	$(1,310,693)	$3,229	$(1,307,464)	$(490,637)	$(816,827)

OTHER INCOME (EXPENSE)
Derivative expense	$(1,540,416)	$—	$(1,540,416)	$—	$(1,540,416)
Interest expense	(130,237)	—	(130,237)	—	(130,237)
Total other expenses	$(1,670,653)	$—	$(1,670,653)	$—	$(1,670,653)

Net income (loss) before income taxes	(2,981,346)	3,229	(2,978,117)	(490,637)	(2,487,480)

Income taxes	—	—	—	—	—

NET INCOME (LOSS)	$(2,981,346)	$3,229	$(2,978,117)	$(490,637)	$(2,487,480)

Loss per common share: Basic and diluted	$(0.02)	—	—	—	$(0.02)

Weighted average number of common shares outstanding: Basic and diluted	136,953,904	—	—	—	136,953,904

See accompanying notes to unaudited pro forma condensed combined financial information

TPT GLOBAL TECH, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

NOTE 1 – TPT SPEEDCONNECT, LLC ASSET ACQUISITION

Effective April 3, 2019, the Company entered into an Asset Purchase Agreement with SpeedConnect, LLC (“SpeedConnect”) to acquire substantially all of the assets of SpeedConnect. On May 7, 2019, the Company closed the transaction underlying the Asset Purchase Agreement with SpeedConnect to acquire substantially all of the assets of SpeedConnect for $1.75 million and the assumption of certain liabilities. The Asset Purchase Agreement required a deposit of $500,000 made in April 2019 and an additional $500,000 payment to close. The additional $500,000 was paid in May 2019 and all other conditions were met to effectuate the sale of substantially all of the assets of SpeedConnect to the Company. As part of the closing, the Company entered into a Promissory Note to pay SpeedConnect $1,000,000 in two equal installments of $500,000 plus applicable interest at 10% per annum with the first installment payable within 30 days of closing and the second installment payable within 60 days of closing (but no later than July 6, 2019). The Company paid off the Promissory Note by June 11, 2019 and by amendment dated May 7, 2019, SpeedConnect forgave $250,000 of the Promissory Note.

NOTE 2 – BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma condensed combined financial information has been prepared assuming that the acquisition is accounted for using the acquisition method of accounting. Accordingly, the assets acquired and liabilities assumed of SpeedConnect are recorded at their fair value and as though the net assets acquired constitute a business.

NOTE 3 – PRELIMINARY PURCHASE PRICE ALLOCATION

The Company applied the acquisition method of accounting to the business combination and has valued each of the assets acquired and liabilities on a provisional basis primarily because the valuation of the assets acquired has not yet been finalized, although we do not believe there will be a material adjustment. Accordingly, the assets and liabilities were deemed to be recorded at fair value on a provisional basis as of March 31, 2019.

Purchase Price Allocation:

Provisional Consideration Given:
Liabilities:
Cash and Promissory Note	1,750,000
Lease liabilities	5,478,508
Accounts and other payables	899,383
Total Consideration Value	$8,127,891

Provisional Assets Acquired:

Assets
Cash	$350,000
Customer base	400,000
Prepaid and other current assets	135,578
Right of use assets	5,240,313
Property and equipment	1,939,000
Total Assets Acquired	$8,064,891
Goodwill - Provisional	$63,000

NOTE 4 – PRO FORMA PRESENTATION ADJUSTMENTS AND ASSUMPTIONS

The adjustments included in the column under the heading “Pro Forma Adjustments” in the unaudited pro forma condensed combined financial information are as follows:

Pro Forma Adjustments to the Condensed Combined Balance Sheet

(a)
To record the purchase price allocation, including the assumption of assets and liabilities in accordance with the Asset Purchase Agreement, including the elimination of historical intangibles and goodwill.
(b)
To record the issuance of debt for the Asset Purchase Agreement.
(c)
To record the elimination of historical equity for SpeedConnect.
Pro Forma Adjustments to the Condensed Combined Statement of Operations for the Year Ended December 31, 2018

(a)
To record the elimination of bonuses resulting in the sale of the spectrum assets.
(b)
To record the elimination of excess legal and outside accounting work in large part because of the sale of the spectrum assets and the Asset Purchase Agreement.
(c)
To record consulting services and Spectrum asset management fee.
(d)
To record the elimination of historical depreciation of SpeedConnect.
(e)
To record recording of deprecation under allocation of purchase price to fixed assets.
(f)
To record elimination of historical amortization of SpeedConnect.
(g)
To record recording of amortization under allocation of purchase price to intangibles.
(h)
To eliminate historical interest expense for SpeedConnect.
(i)
To eliminate other income and expense not related to the combined entity.

Pro Forma Adjustments to the Condensed Combined Statement of Operations for the Three Months Ended March 31, 2019

(a)
To record the elimination of excess legal and outside accounting work in large part because of the sale of the spectrum assets and the Asset Purchase Agreement.
(b)
To record consulting services and spectrum asset management fee
(c)
To record the elimination of historical depreciation of SpeedConnect.
(d)
To record recording of deprecation under allocation of purchase price to fixed assets.
(e)
To record elimination of historical amortization of SpeedConnect.
(f)
To record recording of amortization under allocation of purchase price to intangibles